Ex 99-(g)(3)

February 27, 2009

State Street Bank and Trust Company
Lafayette Corporate Center
2 Avenue de Lafayette
Boston, Massachusetts 02111
Attn: Jeremy D. Lamothe, Vice President, LLC/3N

           Re:      Custodian Services Agreement

Ladies and Gentlemen:

      Reference is made to the Custodian Services Agreement, dated as of January 1, 2007 (as amended to date, the “Agreement”), by and among State Street Bank and Trust Company, a Massachusetts trust company, and certain registered management investment companies affiliated with Legg Mason, Inc.

     Please be advised that Master Portfolio Trust (the “Fund”) has established a new series of shares to be known as Government Portfolio (the “Portfolio”). In accordance with Section 13(d) of the Agreement, the Fund hereby requests that your bank act as Custodian with respect to the Portfolio under the terms of the Agreement.

     Attached as Exhibit A hereto is a replacement of “Exhibit A” to the Agreement, effective as of the date set forth below. The attached Exhibit A is marked to reflect the addition of the Portfolio.

     Except to the extent expressly set forth herein, this letter shall not be deemed to otherwise amend or modify any term of the Agreement. Please sign below to evidence your consent and agreement to the above.

MASTER PORTFOLIO TRUST
on behalf of its series, Government Portfolio

By:	/s/ R. Jay Gerken
Name: R. Jay Gerken
Title: President and Chief Executive Officer

Consented and Agreed to:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Joseph C. Antonellis
Name:	Joseph C. Antonellis
Title:	Vice Chairman
Effective Date: February 27, 2009

Exhibit A

Legg Mason Partners Equity Trust
Legg Mason Partners Aggressive Growth Fund
Legg Mason Partners All Cap Fund
Legg Mason Partners Appreciation Fund
Legg Mason Partners Capital and Income Fund
Legg Mason Partners Capital Fund
Legg Mason Partners Classic Values Fund
Legg Mason Partners Convertible Fund
Legg Mason Partners Diversified Large Cap Growth Fund
Legg Mason Partners Dividend Strategy Fund
Legg Mason Partners Emerging Markets Equity Fund
Legg Mason Partners Equity Fund
Legg Mason Partners Financial Services Fund
Legg Mason Partners Fundamental Value Fund
Legg Mason Partners Global Equity Fund
Legg Mason Partners International All Cap Opportunity Fund
Legg Mason Partners Investors Value Fund
Legg Mason Partners Large Cap Growth Fund
Legg Mason Partners Lifestyle Allocation 100%
Legg Mason Partners Lifestyle Allocation 85%
Legg Mason Partners Lifestyle Allocation 70%
Legg Mason Partners Lifestyle Allocation 50%
Legg Mason Partners Lifestyle Allocation 30%
Legg Mason Partners Lifestyle Income Fund
Legg Mason Partners Mid Cap Core Fund
Legg Mason Partners S&P 500 Index Fund
Legg Mason Partners Small Cap Core Fund
Legg Mason Partners Small Cap Growth Fund
Legg Mason Partners Small Cap Value Fund
Legg Mason Partners Social Awareness Fund
Legg Mason Partners 130/30 U.S. Large Cap Equity Fund
Legg Mason Partners U.S. Large Cap Equity Fund
Legg Mason Partners Equity Income Builder Fund
Legg Mason Partners Target Retirement 2015
Legg Mason Partners Target Retirement 2020
Legg Mason Partners Target Retirement 2025
Legg Mason Partners Target Retirement 2030
Legg Mason Partners Target Retirement 2035
Legg Mason Partners Target Retirement 2040
Legg Mason Partners Target Retirement 2045
Legg Mason Partners Target Retirement 2050
Legg Mason Partners Target Retirement Fund

Legg Mason Partners Income Trust
Legg Mason Partners Adjustable Rate Income Fund
Legg Mason Partners California Municipals Fund
Legg Mason Partners Core Bond Fund
Legg Mason Partners Core Plus Bond Fund
Legg Mason Partners Diversified Strategic Income Fund
Legg Mason Partners Global High Yield Bond Fund
Legg Mason Partners Global Income Fund
Legg Mason Partners Government Securities Fund
Legg Mason Partners High Income Fund
Legg Mason Partners Inflation Management Fund
Legg Mason Partners Intermediate Maturity California Municipals Fund
Legg Mason Partners Intermediate Maturity New York Municipals Fund
Legg Mason Partners Intermediate-Term Municipals Fund
Legg Mason Partners Investment Grade Bond Fund
Legg Mason Partners Managed Municipals Fund
Legg Mason Partners Massachusetts Municipals Fund
Legg Mason Partners Municipal High Income Fund
Legg Mason Partners New Jersey Municipals Fund
Legg Mason Partners New York Municipals Fund
Legg Mason Partners Oregon Municipals Fund
Legg Mason Partners Pennsylvania Municipals Fund
Legg Mason Partners Short Duration Municipal Income Fund
Legg Mason Partners Short/Intermediate U.S. Government Fund
Legg Mason Partners Short-Term Investment Grade Bond Fund
Western Asset Emerging Markets Debt Portfolio
Western Asset Global High Yield Bond Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio
Legg Mason Partners Variable Appreciation Portfolio
Legg Mason Partners Variable Capital and Income Portfolio
Legg Mason Partners Variable Dividend Strategy Portfolio
Legg Mason Partners Variable Equity Index Portfolio
Legg Mason Partners Variable Fundamental Value Portfolio
Legg Mason Partners Variable International All Cap Opportunity Portfolio
Legg Mason Partners Variable Investors Portfolio
Legg Mason Partners Variable Large Cap Growth Portfolio
Legg Mason Partners Variable Lifestyle Allocation 50%
Legg Mason Partners Variable Lifestyle Allocation 70%
Legg Mason Partners Variable Lifestyle Allocation 85%
Legg Mason Partners Variable Mid Cap Core Portfolio
Legg Mason Partners Variable Multiple Discipline Portfolio—All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Global All Cap Growth and Value
Legg Mason Partners Variable Multiple Discipline Portfolio—Large Cap Growth and Value
Legg Mason Partners Variable Small Cap Growth Portfolio
Legg Mason Partners Variable Social Awareness Portfolio

Legg Mason Partners Variable Income Trust
Legg Mason Partners Variable Adjustable Rate Income Portfolio
Legg Mason Partners Variable Diversified Strategic Income Portfolio
Legg Mason Partners Variable Global High Yield Bond Portfolio
Legg Mason Partners Variable Government Portfolio
Legg Mason Partners Variable High Income Portfolio
Legg Mason Partners Variable Money Market Portfolio
Legg Mason Partners Variable Strategic Bond Portfolio

Legg Mason Partners Money Market Trust
Citi California Tax Free Reserves
Citi Cash Reserves
Citi Connecticut Tax Free Reserves
Citi New York Tax Free Reserves
Citi Tax Free Reserves
Citi U.S. Treasury Reserves
Western Asset California Municipal Money Market Fund
Western Asset Government Money Market Fund
Western Asset Massachusetts Municipal Money Market Fund
Western Asset Money Market Fund
Western Asset Municipal Money Market Fund
Western Asset New York Municipal Money Market Fund
Western Asset AMT Tax-Free Money Market Fund

Legg Mason Partners Institutional Trust
Citi Institutional Cash Reserves
Citi Institutional Enhanced Income Fund
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves
SMASh Series C Fund
SMASh Series EC Fund
SMASh Series M Fund
Western Asset Institutional Government Money Market Fund
Western Asset Institutional Money Market Fund
Western Asset Institutional Municipal Money Market Fund

Legg Mason Partners Premium Money Market Trust
Citi Premium Liquid Reserves
Citi Premium U.S. Treasury Reserves

Master Portfolio Trust
Liquid Reserves Portfolio
U.S. Treasury Reserves Portfolio
Tax Free Reserves Portfolio
Prime Cash Reserves Portfolio
Institutional Enhanced Portfolio
SMASh Series M Portfolio
SMASh Series C Portfolio
SMASh Series EC Portfolio
Government Portfolio

Legg Mason Partners Trust II
Legg Mason Partners Capital Preservation Fund II

Western Asset Intermediate Muni Fund Inc.
Western Asset High Income Opportunity Fund Inc.
Western Asset Managed High Income Fund Inc.
Western Asset Managed Municipals Portfolio Inc.
Western Asset Municipal High Income Fund Inc.
LMP Real Estate Income Fund Inc.
LMP Corporate Loan Fund Inc.
Western Asset Zenix Income Fund Inc.
Barrett Opportunity Fund, Inc.
Western Asset Emerging Markets Debt Fund Inc.
Western Asset Emerging Markets Income Fund Inc.
Western Asset Emerging Markets Income Fund II Inc.
Western Asset Emerging Markets Floating Rate Fund Inc.
LMP Capital & Income Fund Inc.
Western Asset Global Partners Income Fund Inc.
Western Asset Global High Income Fund Inc.
Western Asset High Income Fund Inc.
Western Asset High Income Fund II Inc.
Western Asset Inflation Management Fund Inc.
Western Asset Worldwide Income Fund Inc.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
Western Asset Municipal Partners Fund Inc.
Western Asset Municipal Partners Fund II Inc.
Western Asset Variable Rate Strategic Fund Inc.